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                                                                   Exhibit 99.44

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                  August, 1998
          Series 1998-12D, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.372076
                                                      -------------------------
       Weighted average maturity                                        357.37
                                                      -------------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
             Principal Per    Prepayments Per    Interest Per
      Class   Certificate       Certificate       Certificate    Payout Rate
      -----   -----------       -----------       -----------    -----------
       PO4   $    0.95196724  $     0.08414542  $  0.00000000   %  0.00000000
       4A1   $   13.45973728  $    12.38711275  $  5.62500000   %  6.75000000
       4A2   $    0.00000000  $     0.00000000  $  5.46354195   %  6.55625034
       4A3   $    0.00000000  $     0.00000000  $  6.10937481   %  7.33124977
       4A4   $    0.00000000  $     0.00000000  $  5.62500000   %  6.75000000
       4A5   $   11.52573016  $    10.60722927  $  5.62500000   %  6.75000000
       4A6   $   18.81097231  $    17.31190103  $  5.62500000   %  6.75000000
       4A7   $    0.00000000  $     0.00000000  $  5.83333440   %  7.00000128
       4A8   $    0.00000000  $     0.00000000  $  5.41666560   %  6.49999872
       4A9   $    0.00000000  $     0.00000000  $  5.62500000   %  6.75000000
       4A10  $    0.00000000  $     0.00000000  $  5.83333226   %  6.99999871
       4A11  $    0.00000000  $     0.00000000  $  5.41666774   %  6.50000129
       4A12  $    0.00000000  $     0.00000000  $  5.62500000   %  6.75000000
       4A13  $    0.00000000  $     0.00000000  $  5.62499882   %  6.74999859
       SUP4  $    0.00000000  $     0.00000000  $  0.34785836   %  0.41743003
       4R    $ 1000.00000000  $   920.30000000  $  5.60000000   %  6.72000000
       4M    $    0.76497353  $     0.00000000  $  5.62500134   %  6.75000161
       4B1   $    0.76497566  $     0.00000000  $  5.62499922   %  6.74999907
       4B2   $    0.76497094  $     0.00000000  $  5.62499793   %  6.74999752
       4B3   $    0.76496945  $     0.00000000  $  5.62500543   %  6.75000652
       4B4   $    0.76498282  $     0.00000000  $  5.62501242   %  6.75001490
       4B5   $    0.76497703  $     0.00000000  $  5.62499469   %  6.74999363

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $         N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            15,475.27
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       199,505,411.15
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  638
                                                               -----------------
       3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance       Balance          Cusip
-----         -------           -----------------       -------          -----
PO4  $             329,192.00  $       328,878.31  $           999.05
4A1  $          71,750,000.00  $    70,784,263.85  $           986.54  36157RNF8
4A2  $          11,149,185.00  $    11,149,185.00  $         1,000.00  36157RNG6
4A3  $           3,716,395.00  $     3,716,395.00  $         1,000.00  36157RNH4
4A4  $          20,140,000.00  $    20,140,000.00  $         1,000.00  36157RNJ0
4A5  $          45,100,000.00  $    44,580,189.57  $           988.47  36157RNK7
4A6  $          19,500,000.00  $    19,133,186.04  $           981.19  36157RNL5
4A7  $           3,125,000.00  $     3,125,000.00  $         1,000.00  36157RNM3
4A8  $           3,125,000.00  $     3,125,000.00  $         1,000.00  36157RNN1
4A9  $           3,300,000.00  $     3,300,000.00  $         1,000.00  36157RNP6
4A10 $           3,100,000.00  $     3,100,000.00  $         1,000.00  36157RNQ4
4A11 $           3,100,000.00  $     3,100,000.00  $         1,000.00  36157RNR2
4A12 $           3,750,000.00  $     3,750,000.00  $         1,000.00  36157RNS0
4A13 $           2,124,900.00  $     2,124,900.00  $         1,000.00  36157RNT8
SUP4 $         184,496,789.90  $   182,653,907.96  $           990.01
4R   $                 100.00  $             0.00  $             0.00  36157RNX9
4M   $           3,725,240.00  $     3,722,390.29  $           999.24  36157RNU5
4B1  $           1,610,914.00  $     1,609,681.69  $           999.24  36157RNV3
4B2  $             906,139.00  $       905,445.83  $           999.24  36157RNW1
4B3  $             805,457.00  $       804,840.85  $           999.24  36157RPH2
4B4  $             402,728.00  $       402,419.92  $           999.24  36157RPJ8
4B5  $             604,096.57  $       603,634.45  $           999.24  36157RPK5

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       2.   60-89 days
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       3.   90 days or more
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       4.   In Foreclosure
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       5.   Real Estate Owned
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $               0.00
                                                                 ---------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                 4A2             %               6.55625034
                 4A3             %               7.33124977

E.     Other Information:

       1.   Special Hazard Loss Amount:                    $               0.00
                                                              ------------------

       2.   Bankruptcy Loss Amount:                        $               0.00
                                                              ------------------

       3.   Fraud Loss Amount:                             $               0.00
                                                              ------------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.41743003
                                                                   -------------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.